UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2004

MANU FORTI GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

333-108911

(Commission File Number)

20-0118697

(I.R.S. Employer Identification Number)

Suite 811

602 West Hastings Street

Vancouver, British Columbia

V6B 1P2

(Address of principal executive offices, including zip code)

(604) 484-9086

(Registrant's telephone Number, including area code)

(604) 628-7059

(Registrant's Fax Number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On December 1, 2004 reporting issuer is relocating administrative offices from 1304 - 925 West Georgia Street, Vancouver, British Columbia, to 811 - 602 West Hastings Street, Vancouver, British Columbia. The issuer is continuing the strategy to keep administrative costs down with one of the directors of the Company making office space available with no cost until such time that operations can support costs of premises.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2004

MANU FORTI GROUP INCORPORATED

Per: /s/ Gordon Samson

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Gordon Samson

President, Director and Chief Financial Officer
(who also performs the function of principal executive officer and principal accounting officer)